UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 19, 2008

ACROPOLIS PRECIOUS METALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-144202	27-0141061
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1000-Metal Mining	0001402159
(Standard Industrial	(Central Index Key)
Classification)

Suite 341 - 2620 South Maryland Parkway
Las Vegas, Nevada 89125-0541
(Address of principal executive offices, including zip code)

702-735-1772
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Copies of Communication to:
Bernard & Yam, LLP
Attention: Bin Zhou, Esq.
401 Broadway Suite 1708
New York, NY 10013
Tel: 212-219-7783
Fax: 212-219-3604

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sale of Securities

Item 5.01 Changes in Control of Registrant

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01 Financial Statements and Exhibits

SIGNATURES

EX-10.1 Affiliate Stock Purchase Agreement between Walter Brenner and Oracular Dragon Capital Company, Ltd.

EX-10.2 Affiliate Stock Purchase Agreement between Horst Balthes and Oracular Dragon Capital Company, Ltd.

EX-10.3 Non-Affiliate Stock Purchase Agreement between Non-Affiliate Stockholders and Oracular Dragon Capital Company, Ltd.

Item 1.01 Entry into a Material Definitive Agreement.

On June 19, 2008, Walter Brenner and Horst Balthes (the "Affiliate Sellers"), two major shareholders and affiliates of Acropolis Precious Metals, Inc. (the "Registrant") consummated two Affiliate Stock Purchase Agreements (the "Affiliate Agreements") with Oracular Dragon Capital Company, Ltd. (the "Buyer"). Pursuant to the terms and conditions of the Affiliate Agreements that are attached to this Form 8-K Current Report as Exhibit-10.1 and Exhibit-10.2, the Buyer acquired from the Affiliate Sellers a total 3,100,000 shares of common stock of the Registrant for a total price of $ 75,000.

Also on June 19, 2008, a group of non-Affiliate Stockholders ("Non-Affiliate Sellers") of the Registrant, whose names are listed in the Exhibit A of the Exhibit-10.3 attached to this Form 8-K Current Report, consummated a Non-Affiliate Stock Purchase Agreement ("Non-Affiliate Agreement") with the Buyer Oracular Dragon Capital Company, Ltd. Pursuant to the terms and conditions of the Non-Affiliate Agreement, Buyer acquired from the Non-Affiliate Sellers a total 1,424,231 shares of common stock of the Registrant for a total price of $ 271,586.

As the result, under the terms and conditions of Affiliate Agreements and Non-Affiliate Agreement, Buyer Oracular Dragon Capital Company, Ltd. acquired from Affiliate and Non-Affiliate Sellers a total 4,524,231 shares of common stock of the Registrant (the "Transaction"), representing approximately 73.7% of the total issued and outstanding shares of the Registrant.

The total consideration for the share purchase transactions under Affiliate Agreements and Non-Affiliate Agreement is an aggregate of $ 346,586.

Item 3.02 Unregistered Sale of Securities

As described in the Item 1.01, on June 19, 2008, the Affiliate Sellers consummated two Affiliate Stock Purchase Agreements (the "Affiliate Agreements") with the Buyer Oracular Dragon Capital Company, Ltd. Pursuant to the terms and conditions of the Affiliate Agreements, the Buyer Oracular Dragon Capital Company, Ltd acquired from the Affiliate Sellers a total 3,100,000 shares of common stock of the Registrant for a total price of $ 75,000.

Buyer is a company organized under the laws of British Virgin Islands and has its principal place of business in the People's Republic of China. Buyer is neither a U.S Person, as such term is defined in Rule 902(k) of Regulation S, nor is it located within the United States. The 3,100,000 shares of common stock of the Registrant acquired by the Buyer pursuant to the Affiliate Agreements are "restricted shares" which have not been registered with SEC and the resale of which must be made in accordance with Regulation S, Rule 144, the registration requirements of the Securities Act of 1933 or an available exemption.

Also on June 19, 2008, Non-Affiliate Sellers consummated a Non-Affiliate Agreement with the Buyer Oracular Dragon Capital Company, Ltd. Pursuant to the terms and conditions of the Non-Affiliate Agreement, Buyer acquired from the Non-Affiliate Sellers a total 1,424,231 shares of common stock of the Registrant for a total price of $ 271,586. The 1,424,231 shares of common stock that Buyer acquired under Non-Affiliate Agreement become "Control Shares" as defined in Rule 144.

Item 5.01 Changes in Control of Registrant.

As described in the Item 1, on June 19, 2008, the Buyer acquired from Affiliate and Non-Affiliate Sellers a total 4,524,231 shares of common stock of the Registrant, representing approximately 73.7% of the total issued and outstanding shares of the Registrant. As the result, the Buyer acquired control of the Registrant on June 19, 2008. The Buyer used its working capital to fund the purchase of the shares that it acquired.

Each share of common stock that the Buyer acquired is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the board of directors of the Registrant (the "Board of Directors") may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.

Immediately prior to the closing of the Transaction, Walter Brenner served as the President, Principal Executive Officer and the member of the Board of Directors; Zeny Manalo served as the Secretary and the member of the Board of Directors; and Horst Balthes served as the Treasurer, Principal Financial Officer and the member of the Board of Directors. Pursuant to the terms and conditions set forth in the Affiliate Agreements, immediately following the closing of the Transaction, (1) the Buyer's nominees, Wei Wang, Li Wang, and Shiming Yu were appointed to the Board of Directors, (2) Walter Brenner, Zeny Manalo and Horst Balthes tendered resignation from the Board of Directors and as officers.

The Registrant was a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (17 CFR 240.12b-2)) immediately before the Buyer acquired the control of the Registrant. Accordingly, pursuant to the requirements of Item 5.01(a)(8) of Current Report on Form 8-K, set forth below is the information that would be required if the Registrant was filing a general form for registration of securities on Form 10-SB (17 CFR 249.210b) under the Exchange Act, reflecting the Registrant's common stock, which is the only class of its securities subject to the reporting requirements of Section 13 (15 U.S.C. 78m) or Section 15(d) (15 U.S.C. 78o(d)) of the Exchange Act upon consummation of the change in control, with such information reflecting the Registrant and its securities upon consummation of the Transaction.

Pursuant to Item 5.01(a)(8) of Current Report on Form 8-K, the information contained in Items 1, 1A,1B, 2 and 3 of Part I; Items 5, 6, 7, 7A, 8 and 9 of Part II; and Item 15 of Part III of the Registrant's Annual Report on Form 10-K for the fiscal year ended January 31, 2007, as well as the information contained in Items 1, 2 and 3 of Part I and Items 1A of Part II of the Registrant's Quarterly Report on Form 10-Q for the quarter ended April 30, 2008, is hereby incorporated by reference into this Current Report on Form 8-K under Item 5.01 hereof.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of June 19, 2008 prior to the Transaction, concerning shares of common stock of the Registrant, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each director of the Registrant, (3) each executive officer of the Registrant, and (4) all directors and executive officers of the Registrant as a group:

Name of Beneficial	Amount of Direct		Percent of
Owner	Ownership	Position	Class

Walter Brenner	3,000,000	President, Principal Executive Officer Director	48.90%

Zeny Manalo	0	Secretary and Director	0.00%

Horst Balthes	100,000	Treasurer and Director	1.63%

All Officers and Directors	3,100,000		50.53%
as a Group (3 Persons)

(1)

Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.

(2)

Based on 6,135,000 shares of Common Stock issued and Outstanding.

Directors, Executive Officers, Promoters and Control Persons

Our directors serve until his or her successor is elected and qualified. Each of our officers is elected by the board of directors to a term of one (1) year and serves until his or her successor is duly elected and qualified, or until he or she is removed from office. The board of directors has no nominating, auditing or compensation committees.

The name, age and position of our officers and directors prior to the consummation of the Transaction are set forth below:

Name	Age	Position Held

Walter Brenner	41	president, principal executive officer and member of the board of directors
Zeny Manalo	53	secretary and member of the board of directors
Horst Balthes	60	treasurer, principal financial officer and member of the board of directors

Directors serve until our next annual meeting of the stockholders or unless they resign earlier. The board of directors elects officers and their terms of office are at the discretion of the board of directors.

Background of Officers and Directors

Mr. Walter Brenner has been our president, principal executive officer and director since our inception on March 24, 2006. Mr. Brenner graduated from York University's Osgoode Hall Law School in 1991 with a Bachelor of Laws degree. Since 1993, Mr. Brenner has been a director and senior officer of Hellix Ventures Inc. a British Columbia and Alberta reporting issuer listed on the TSX Venture Exchange. Hellix is listed as a mining company and also has producing petroleum properties. Mr. Brenner is also founder of Abington Ventures Inc. and has been its president and director of since 1999. Abington is a British Columbia and Alberta reporting issuer listed on the TSX Venture Exchange as a mining company. Mr. Brenner will devote approximately 10% of his time to our affairs.

Ms. Zeny Manalo has been our secretary and a member of our board of directors since March 24, 2006. Since 1992, Ms. Manalo has been involved in public and private companies as administrative manager and accountant. Ms. Manalo graduated from Far Eastern University, Philippines with a degree of Bachelor of Science and commerce major in accounting and a degree in computer accounting in Vancouver. Since 1996, Ms. Manalo has been a Director of CanAfrican Mines and Mining Corp, a British Columbia and Alberta reporting issuer listed on the TSX Venture Exchange. CanAfrican is a corporation located in Vancouver engaged in the business of mining. Since 2005, Ms. Manalo has been a chief financial officer of Freeport Resources Inc, a British Columbia corporation located in Vancouver engaged in the business of mining.

Mr. Horst Balthes has been treasurer, principal financial officer and member of the board of directors since March 24, 2006 to function as Director and Treasurer. Mr. Balthes graduated from High School and later obtained a German Masters degree at a trades College in Koblenz, West Germany equivalent to the Canadian College Instructors I.D. certificate. Mr. Balthes has been a business owner since 1989. From 1989 to 2003, Mr. Balthes was an instructor for Meat Science and Processing at Vancouver Community College in Vancouver British Columbia. Since August 2006, Mr. Balthes has been a member of the board of directors of Anvil Forest Products. Anvil Forest Products is a Nevada corporation.

During the past five years, Ms. Manalo and Messrs. Brenner and Balthes have not been the subject of the following events:

1. Any bankruptcy petition filed by or against any business of which Ms. Manalo or Messrs. Brenner and Balthes were a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

2. Any conviction in a criminal proceeding or being subject to a pending criminal proceeding.

3. An order, judgment, or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting Ms. Manalo or Messrs. Brenner and Balthes's involvement in any type of business, securities or banking activities.

4. Found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Future Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Executive Compensation

The following table sets forth the compensation paid by us from inception on March 31, 2006 through April 30, 2007, for our officers. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The compensation discussed addresses all compensation awarded to, earned by, or paid to our named executive officer.

Executive Officer Compensation Table

						Non-	Nonqualified
						Equity	Deferred	All
						Incentive	Compensa-	Other
				Stock	Option	Plan	tion Compen-
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	sation	Total
Principal Position	Year	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Walter Brenner	2008	0	0	0	0	0	0	0	0
President	2007	0	0	0	0	0	0	0	0
	2006	0	0	0	0	0	0	0	0

Zeny Manalo	2008	0	0	0	0	0	0	0	0
Secretary	2007	0	0	0	0	0	0	0	0
	2006	0	0	0	0	0	0	0	0

Horst Balthes	2008	0	0	0	0	0	0	0	0
Treasurer	2007	0	0	0	0	0	0	0	0
	2006	0	0	0	0	0	0	0	0

Director Compensation

The directors of the Registrant have not received compensation for their services as directors nor have they been reimbursed for expenses incurred in attending board meetings.

Certain Relationships and Related Transactions

There have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

Indemnification of Directors and Officers

The Registrant will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Nevada.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Wei Wang, Li Wang and Shiming Yu to the Board of Directors

Pursuant to the terms and conditions set forth in the Agreement, immediately following the closing of the Transaction, on June 19, 2008, Wei Wang, Li Wang and Shiming Yu were appointed to the Board of Directors.

Wei Wang, graduated from Henan Provincial Party School. He has worked in petrochemical industry for fifteen years. He had worked successively as the Chairman of the board in Handan, Jinan petrochemical industry and joined Ruineng in 2007. He is in charge of the integrated business development, management and strategic planning of the company.

Li Wang , graduated from China Politics and Law University and holding dual Bachelors in Law and Literature. Ms. Wang is the president of Zhenyuan (Canada) International Holding Inc. Meanwhile, Ms. Wang has also acted as the president of Greater Montreal Sino-Canadian Business Centre since 2006. In 2003, Ms. Wang became the president assistant in Zhenyuan Group China, when she participated all oversea cooperation projects, including the cooperation with Australian Forster securities company and the establishment of long-term cooperation relationship with technical and financial companies; the management and participation in financial consultation with Canada Investpro Securities Inc.; and the reorganization of the stocks, the assets of the Chinese private enterprise according to the Canadian financial system.She previously held oversea department manager at China Century Huayu Investment Co., Ltd. (subsidiary of Zhenyuan Group) in 2002, where she managed and participated in all international cooperation projects, such as World Bank EMC project on several enterprises' loan operation in China Beijing and Wuhan.

Shiming Yu, a Chinese Certified Public Accountant, graduated from Changchun Taxation College, Industrial Accounting major. He has worked for more than six years in first-grade large state-owned chemical enterprise concerning the management of cost, investment and financing. Later, he worked as chief financial director for five years in a domestic manufacturing enterprise and also worked in a large-scale domestic accounting firm for five years in auditing. He joined Origin Obit Company in 2007 and is in charge of the integrated financial planning, management, investment and financing work of the company.

None of Wei Wang, Li Wang and Shiming Yu has been involved in any of the following proceeding during the past five years:

  any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

  any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

  being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

  being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Departure of Walter Brenner as the President, Principal Executive Officer and the member of the Board of Directors; Departure of Zeny Manalo as the Secretary and the member of the Board of Directors; and Departure of Horst Balthes served as the Treasurer, Principal Financial Officer and the member of the Board of Directors.

Pursuant to the terms and conditions set forth in the Affiliate Agreements, immediately following the closing of the Transaction, on June 19, 2008, Walter Brenner resigned as the President, Principal Executive Officer and the member of the Board of Directors; Zeny Manalo resigned as the Secretary and the member of the Board of Directors; and Horst Balthes resigned as the Treasurer, Principal Financial Officer and the member of the Board of Directors.

Appointment of Wei Wang as Chairman of the Board, and Chief Executive Officer, Li Wang as Secretary of the Board, and Shiming Yu as Chief Financial Officer

Pursuant to the terms and conditions set forth in the Agreement, immediately following the closing of the Transaction, on June 19, 2008 the Registrant appointed Wei Wang as Chairman of the Board and Chief Executive Officer, Li Wang as Secretary of the Board, and Shiming Yu as Chief Financial Officer

There are no employment agreements between the Registrant and Wei Wang, Li Wang and Shiming Yu.

Information about Wei Wang, Li Wang and Shiming Yu is set forth above under "Appointment of Wei Wang, Li Wang and Shiming Yu to the Board of Directors"

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Affiliate Stock Purchase Agreement between Walter Brenner and Oracular Dragon Capital Company, Ltd.

Exhibit 10.2	Affiliate Stock Purchase Agreement between Horst Balthes and Oracular Dragon Capital Company, Ltd.

Exhibit 10.3	Non-Affiliate Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2008	ACROPOLIS PRECIOUS METALS, INC.

/s/Wei Wang
Wei Wang
Chief Executive Officer, Chairman of the Board